EXHIBIT 10.1

SECOND AMENDMENT

TO

NOTE PURCHASE AGREEMENT

And

SECURITY AND PLEDGE AGREEMENTS

dated as of

September 26, 2006

among

DYNTEK, INC.,

DYNTEK SERVICES, INC.

and

THE PURCHASERS NAMED HEREIN

SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT AND TO SECURITY AND PLEDGE AGREEMENTS

THIS SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT AND TO SECURITY AND PLEDGE AGREEMENTS (this “Second Amendment”) dated as of September 26, 2006, is among DYNTEK, INC., a Delaware corporation (the “Company”), DYNTEK SERVICES, INC., a Delaware corporation (the “Subsidiary” and, together with the Company, the “Debtors”), and the undersigned purchasers hereto (each individually a “Purchaser” and collectively the “Purchasers”).

R E C I T A L S

A.            WHEREAS, the Company and the Purchasers are parties to that certain Note Purchase Agreement dated as of March 8, 2006 (the “Purchase Agreement”), as amended by that certain First Amendment to Note Purchase Agreement dated as of June 15, 2006 (the “First Amendment”, and together with the Purchase Agreement, the “Amended Purchase Agreement”), pursuant to which, among other things, (i) the Company has issued and sold to the Purchasers an initial aggregate principal amount of $6,700,000 of its senior secured promissory notes (the “Senior Notes”), (ii) the Company has issued and sold to Trust A-4 - Lloyd I. Miller (“Trust A-4”) junior secured convertible promissory notes in the initial aggregate principal amount of $3,000,000 (the “First Junior Note”) and $1,000,000 (the “Second Junior Note” and together with the First Junior Note, the “Original Junior Notes”), respectively, and (iii) the parties agreed that, upon the request of Lloyd I. Miller, III (“Miller”) or an affiliate of Miller, and upon the consent of the Company, the Company shall issue and sell to Miller or an affiliate of Miller up to an aggregate principal amount of $3,000,000 of additional junior secured convertible promissory notes, pursuant to the same terms and conditions as provided for with respect to the issuance of the Original Junior Notes in the Amended Purchase Agreement;

B.            WHEREAS, as a condition to the Purchasers’ obligations to enter into the Purchase Agreement and to extend credit to the Company thereunder, the Debtors executed and delivered certain Security and Pledge Agreements (as amended) (the “Security Agreements” and, collectively referred to herein with the Purchase Agreement as the “Note Documents”), each dated as of March 8, 2006, and amended as of June 15, 2006, by and between the Debtors and the Purchasers (in respect of the Senior Notes) (the “Senior Security Agreement”) and by and between the Debtors and Trust A-4 (in respect of the Original Junior Note) (the “Junior Security Agreement”), as security for the payment and performance of all obligations of the Debtors to the Purchasers and to guarantee all of the obligations of the Debtors under the Purchase Agreement.

C.            WHEREAS, the Company wishes to issue and sell to Trust A-4 an additional junior secured convertible promissory note in the initial principal amount of $3,000,000 (the “Third Junior Note”), pursuant to the same terms and conditions as provided for the Original Junior Notes in the Amended Purchase Agreement.

D.            WHEREAS, the Company and the Purchasers have agreed that to satisfy the purchase and sale of the Third Junior Note, Trust A-4 shall deliver to the Company $3,000,000 less the Purchaser’s reasonable estimated expenses to be paid by the Company pursuant to Section 7.01 of the Purchase Agreement, and the Company (upon receipt of same) shall issue in consideration thereof the Third Junior Note;

E.             WHEREAS, in order to satisfy the foregoing, both the Debtors and the Purchasers have agreed to amend certain provisions of the Amended Purchase Agreement and update the Disclosure Schedules to the Note Documents and the Debtors have also agreed to ratify and affirm all of their respective obligations under the Note Documents.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.       Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Amended Purchase Agreement.  Unless otherwise indicated, all references to Sections in this Second Amendment refer to Sections of the Amended Purchase Agreement.

Section 2.       Amendments to Amended Purchase Agreement.

2.1           Amendments to Introductory Recital

(a)           The definition of “Agreement” is hereby amended in its entirety to read as follows:

“Agreement” means this Note Purchase Agreement, dated as of March 8, 2006, between the Company and the Purchasers, as amended by each of the First Amendment and Second Amendment, respectively, and as the same may be amended, modified, supplemented or restated from time to time in accordance herewith.

(b)           The definition of “Second Amendment” is hereby inserted to read as follows:

“Second Amendment” means the Second Amendment to Note Purchase Agreement, dated as of September 26, 2006 by and among the Debtors and the Purchasers.

2.2           Further Amendments to Amended Purchase Agreement

(a)           Section 1.02 is hereby amended in its entirety to read as follows:

“The Company has authorized the issuance and sale to Miller or an affiliate of Miller’s, the Company’s Junior Secured Convertible Promissory Notes, due March 1, 2011 (the “Junior Note Maturity Date”), in the original aggregate principal amount of up to $7,000,000.  The Company shall issue to Trust A-4, dated as of March 8, 2006, a Junior Secured Convertible Promissory Note, in the original principal amount of $3,000,000 (the “Original Junior Note”), due on the Junior Note Maturity Date.  The Original Junior Note will be substantially in the form set forth in Exhibit F hereto.  The Company shall issue to Trust A-4, a subsequent Junior Secured Convertible Promissory Note, dated as of the date of the First Amendment, a Junior Secured Convertible Promissory Note, in the original principal amount of $1,000,000 (the “Second Junior Note”), due on the Junior Note Maturity Date.  The Second Junior Note will be substantially in the form set forth in Exhibit G hereto.  The Company shall issue to Trust A-4, a subsequent Junior Secured Convertible Promissory Note, dated as of the date of the Second Amendment, a Junior Secured Convertible Promissory Note, in the original principal amount of $3,000,000 (the “Third Junior Note”), due on the Junior Note Maturity Date.  The Third Junior Note will be substantially in the form set forth in Exhibit H hereto.  The Original Junior Note, the Second Junior Note and the Third Junior Note shall each be referred to herein as a “Junior Note” and, collectively with the Senior Notes, referred to as the “Notes,” which term will also include any notes delivered in exchange or replacement therefor.  All references to a Junior Note in the Note Documents shall be deemed to be references to the respective Original Junior Note, the Second Junior Note and the Third Junior Note.

(b)                                 The second sentence of Section 1.03 is hereby amended in its entirety to read as follows:

“The consideration to be paid for the Notes will consist of $13,700,000 cash.”

(c)                                  The column in Schedule I which states the Principal Amount of Junior Notes to be Purchased is hereby amended to state “$7,000,000” instead of “$4,000,000.”

Section 3.  Updated Disclosure Schedules.  The Disclosure Schedules to the Note Documents are modified as set forth in Exhibit A to this Second Amendment.  Except with respect to Section 2.04 of the Updated Disclosure Schedules to the Amended Purchase Agreement, the modification to the Disclosure Schedules only adds information not previously disclosed in the Disclosure Schedules to the Note Documents delivered on March 1, 2006.  Such modifications are not intended and do not remove any information that had previously been disclosed by the Debtors thereto.  The Debtors hereby represent and warrant to the Purchasers that all of the information set forth in the Disclosure Schedules as modified herein is true, correct and complete in its entirety.

Section 4.  Conditions Precedent.  This Second Amendment shall not become effective until the date on which each of the following conditions are satisfied (the “Effective Date”):

(a)           no Event of Defaults nor a breach of any representations and warranties by the Debtors shall have occurred and be continuing as of the Effective Date under the Note Documents (including after giving effect to the terms of this Second Amendment);

(b)           the representations and warranties in this Second Amendment shall be true and correct in all material respects;

(c)           the parties shall have received this Second Amendment duly and validly delivered and executed on behalf of the Debtors and the Purchasers;

(d)           Purchasers will have received an opinion of the Company’s counsel, dated the Effective Date, with respect to legal matters customary for transactions of this type, in a form reasonably acceptable to Purchasers and counsel for Purchasers;

(e)           the Company’s representations and warranties contained herein will be true, complete and correct on and as of the Effective Date, and the Chief Financial Officer of the Company will have certified to such effect to Purchasers in writing;

(f)            the Company will have performed and complied in all material respects with all covenants and agreements contained herein required to be performed or complied with by it prior to or at the Effective Date and the Chief Financial Officer of the Company will have certified to the Purchasers in writing to such effect and to the further effect that all of the conditions set forth in this Section 3 have been satisfied;

(g)           all corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto will be satisfactory in form and substance to Purchasers and their counsel, and Purchasers and their counsel will have received all such counterpart originals or certified or other copies of such documents as they reasonably may request;

(h)           Purchasers and its counsel will have received copies of the following documents (i) a certificate of the Secretary of State of Delaware dated as of a recent date as to the due incorporation and good standing of the Company, the payment of all excise taxes by the Company and listing all documents of the Company on file with said Secretary, (ii) a certificate of the Secretary of the Company dated the date hereof certifying:  (A) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Second Amendment, the issuance, sale and delivery of the Third Junior Note, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Second Amendment; and (B) to the incumbency and specimen signature of each officer of the Company executing any of this Second Amendment, the Third Junior Note and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause; and (iii) such additional supporting documents and other information with respect to the operations and affairs of the Company as the Purchasers or their counsel reasonably may request.  All such documents will be satisfactory in form and substance to the Purchasers and their counsel; and

(i)            the Company shall have issued and delivered the Third Junior Note, dated the date hereof, in the original principal amount of $3,000,000 to the address and attention as designated by Miller.

Upon satisfaction of the foregoing conditions and receipt of the Third Junior Note by Miller, Trust A-4 shall deliver to the Company $3,000,000 less the Purchaser’s reasonable estimated expenses to be paid by the Company pursuant to Section 7.01 of the Amended Purchase Agreement.

Section 5.  Miscellaneous.

5.1           Confirmation.  The provisions of the Note Documents, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

5.2           Ratification and Affirmation; Representations and Warranties.  The Debtors each hereby (a) acknowledge the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Note Document to which it is a party and agrees that each Note Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (c) represents and warrants to the Purchasers that as of the date hereof, after giving effect to the terms of this Second Amendment:  (i) unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct as of such earlier date, all of the representations and warranties contained in each Note Document to which it is a party are true and correct, including without limitation, the information contained in the updated Disclosure Schedules of the Note Documents attached hereto as Exhibit A, and (ii) no Event of Default under the Amended Purchase Agreement nor Default under the Security Agreements has occurred and is continuing.  Without limiting the generality of the foregoing, each Debtor hereby acknowledges and agrees that the Security Interest (as defined in the Junior Security Agreement) continues to secure the payment and performance of the Obligations (as defined in the Junior Security Agreement), including, without limitation, the Third Junior Note.  The Company further represents and warrants to the Purchasers that from and after the date of the Amended Purchase Agreement until the date of this Second Amendment, no changes have been made to the Certificate of Incorporation of the Company nor the Bylaws of the Company.

5.3           Further Assurances.  The parties agree to (i) execute and deliver, or cause to be executed and delivered, all such other and further agreements, documents and instruments and (ii) take or cause to be taken all such other and further actions as any Purchaser may reasonably request to effectuate the intent and purposes, and carry out the terms, of this Second Amendment.  As soon as practicable following the effective date of this Second Amendment, and without limiting the foregoing, the Company shall deliver a share certificate to the Purchasers representing a 66.0% interest of DynTek Canada, Inc. along with an undated stock power endorsed in blank and executed by an authorized signatory.

5.4           Counterparts.  This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Second Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.

5.5           ENTIRE AGREEMENT.  THIS SECOND AMENDMENT, THE AMENDED PURCHASE AGREEMENT AND THE OTHER NOTE DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6           GOVERNING LAW.  THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

5.7           Definitional Provision.  For purposes of clarification, any reference to “Second Amendment to Note Purchase Agreement” or to “Second Amendment” in any of the ancillary documents executed and delivered in connection herewith shall refer to this Second Amendment to Note Purchase Agreement and Security and Pledge Agreements.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

DEBTORS:

DYNTEK, INC.

By:	/s/ Casper Zublin, Jr.
Name:	Casper Zublin, Jr.
Title:	Chief Executive Officer

DYNTEK SERVICES, INC.

By:	/s/ Casper Zublin, Jr.
Name:	Casper Zublin, Jr.
Title:	Chief Executive Officer

PURCHASERS:

SACC PARTNERS, L.P.

By:	/s/ Tom Kelleher
Name:	Tom Kelleher
Title:	General Partner

LLOYD I. MILLER, III

By:	/s/ Lloyd I. Miller, III
Name: Lloyd I. Miller, III

TRUST A-4 - LLOYD I. MILLER
By: PNC Bank, National Association,
as Trustee

By:	/s/ Lloyd I. Miller, III
Name: Lloyd I. Miller, III
Title: Investment Advisor to Trustee